Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 1 TO AMENDED AND RESTATED SENIOR
SECURED REVOLVING CREDIT AGREEMENT AND AMENDMENT NO. 2 TO THE
GUARANTEE, PLEDGE AND SECURITY AGREEMENT
          This AMENDMENT NO. 1 with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 22, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), and AMENDMENT NO. 2 with respect to the Guarantee, Pledge and Security Agreement dated as of May 27, 2010 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Security Agreement”), is made as of July 8, 2011, among FIFTH STREET FINANCE CORP., a Delaware corporation (the “Borrower”), FSFC Holdings, Inc., a Delaware corporation (“FSFC”), Fifth Street Fund of Funds LLC, a Delaware limited liability company (“Fifth Street”; collectively with FSFC, the “Subsidiary Guarantors”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), and ING CAPITAL LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement and as collateral agent for the parties defined as “Secured Parties” under the Guarantee and Security Agreement (the “Amendment”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
WITNESSETH:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;
          WHEREAS, Borrower filed a Certificate of Dissolution with the Delaware Secretary of State on March 31, 2011 dissolving FSF/MP Holdings, Inc. (“FSF/MP”), a Subsidiary Guarantor, and pursuant to Section 6.03(b) of the Credit Agreement, all assets of FSF/MP, if any, were distributed to the Borrower;
          WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment;
          WHEREAS, the Borrower also desires to amend certain annexes to the Guarantee and Security Agreement;
          NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENT TO CREDIT AGREEMENT
          Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:
1.1. Amendments to Section 1.01 of the Credit Agreement.

     (a) The definition of “Applicable Commitment Fee Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ““Applicable Commitment Fee Rate” means, in the case of any Commitment from and after the Restatement Effective Date, with respect to any period (an “Applicable Period”), a rate per annum equal to (x) 0.50%, with respect any Unused Portion of the Commitment of any Lender during such Applicable Period if the utilized portion of the aggregate Commitments during such Applicable Period (after giving effect to borrowings, prepayments and commitment reductions during such Applicable Period) is greater than an amount equal to thirty-five percent (35.00%) of the aggregate Commitments during such Applicable Period and (y) 1.00%, with respect to any Unused Portion of the Commitment of any Lender during such Applicable Period if the utilized portion of the aggregate Commitments during such Applicable Period (after giving effect to borrowings, prepayments and commitment reductions during such Applicable Period) is less than or equal to an amount equal to thirty-five percent (35.00%) of the aggregate Commitments during such Applicable Period.
          For purposes of determining the Applicable Commitment Fee Rate, the Commitments shall be deemed to be utilized to the extent of the outstanding Loans and LC Exposure of all Lenders.”
     (b) The definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
          ““Applicable Margin” means:
          (a) on any day on or after the Restatement Effective Date, during which the Borrower maintains (X) an Improved Credit Rating or (Y) a Minimum Credit Rating and the utilized portion of the aggregate Commitments as of the close of business on such day (after giving effect to borrowings, prepayments and commitment reductions on such day) is greater than thirty-five percent (35.00%) of the aggregate Commitments, (i) with respect to any ABR Loan, 2.00% per annum; and (ii) with respect to any Eurocurrency Loan, 3.00% per annum;
          (b) on any day on or after the Restatement Effective Date, during which the Borrower maintains a Minimum Credit Rating and the utilized portion of the aggregate Commitments as of the close of business on such day (after giving effect to borrowings, prepayments and commitment reductions on such day) is less than or equal to thirty-five percent (35.00%) of such aggregate Commitments, (i) with respect to any ABR Loan, 2.25% per annum; and (ii) with respect to any Eurocurrency Loan, 3.25% per annum; and
          (c) on any other day on or after the Restatement Effective Date (i) with respect to any ABR Loan, 2.50% per annum; and (ii) with respect to any Eurocurrency Loan, 3.50% per annum.
          For purposes of determining the Applicable Margin, the Commitments shall be deemed to be utilized to the extent of the outstanding Loans and LC Exposure of all Lenders.”

     (c) The definition of “Change in Law” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
          ““Change in Law” means (a) the adoption of any law, rule or regulation or treaty after the Original Effective Date, (b) any change in any law, rule or regulation or treaty or in the interpretation, implementation or application thereof by any Governmental Authority after the Original Effective Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Original Effective Date, provided that, notwithstanding anything herein to the contrary, (I) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith and (II) all requests, rules, guidelines or directives promulgated by the Bank For International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted or issued.”
     (d) The definition of “Eligible Portfolio Investments” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (i) of the proviso thereof as follows:
     “(i) (w) the Portfolio Investment is not denominated in United States or Canadian dollars, (x) the principal operations of the corresponding Portfolio Company, and any assets of such Portfolio Company pledged as collateral for such Portfolio Investment are not primarily located in the United States or Canada, (y) the corresponding Portfolio Company is not organized under the laws of the United States, Canada or any state or province thereof, or (z) the corresponding Portfolio Company is not domiciled within the United States or Canada;”
     (e) The definition of “Material Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the number “$5,000,000” in clauses (a) and (b) thereof, and replacing it with the number “$20,000,000”.
     (f) The definition of “Minimum Credit Rating” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     ““Minimum Credit Rating” means any of the following (i) a long term issuer default rating of BBB- from S&P, (ii) a long term issuer rating of Baa3 from Moody’s, or (iii) a long term issuer default rating of BBB- from Fitch.”
     (g) The definition of “Other Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the word “and” before clause (d) thereof; (ii) deleting the phrase “provided that such Indebtedness does not exceed $2,000,000 in the aggregate at any time outstanding;” at the end of clause (d) and replacing it with “.”; and (iii) deleting clause (e) thereof.
     (h) Section 1.01 of the Credit Agreement is hereby further amended by adding the following new defined terms in the appropriate alphabetical order:

          ““Amendment No. 1 Effective Date” means July 8, 2011.”
          ““FATCA” means sections 1471 through 1474 of the Code, the United States Treasury regulations promulgated thereunder and published guidance with respect thereto.”
          ““Improved Credit Rating” means any of the following (i) a long term issuer default rating of at least BBB from S&P, (ii) a long term issuer rating of at least Baa2 from Moody’s, or (iii) a long term issuer default rating of at least BBB from Fitch.”
1.2. Amendment to Section 2.07(f)(i)(B) of the Credit Agreement. Section 2.07(f)(i)(B) of the Credit Agreement is hereby amended by deleting the number “$300,000,000”, and replacing it with the number “$350,000,000”.
1.3. Amendment to Section 2.09(b) of the Credit Agreement. Section 2.09(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) Mandatory Prepayments due to Borrowing Base Deficiency or Excess Revolving Credit Exposure.
          (i) Borrowing Base Deficiency. In the event that at any time any Borrowing Base Deficiency shall exist, the Borrower shall prepay the Loans (or provide cover for Letters of Credit as contemplated by Section 2.04(k)) or reduce Other Covered Indebtedness in such amounts as shall be necessary so that such Borrowing Base Deficiency is promptly cured, provided that (X) the aggregate amount of such prepayment of Loans (and cover for Letters of Credit) shall be at least equal to the Revolving Percentage times the aggregate prepayment of the Covered Debt Amount; and (Y) if within 5 Business Days of the occurrence of any Borrowing Base Deficiency, the Borrower shall present to the Administrative Agent a reasonably feasible plan that will enable any such Borrowing Base Deficiency to be cured within 30-Business Days of the occurrence of such Borrowing Base Deficiency (which 30-Business Day period shall include the 5 Business Days permitted for delivery of such plan), then such prepayment or reduction shall be effected in accordance with such plan. Notwithstanding the foregoing, the Borrower shall pay interest in accordance with Section 2.11(c) for so long as the Covered Debt Amount exceeds the Borrowing Base during such 30-Business Day Period. For clarity, in the event that the Borrowing Base Deficiency is not cured prior to the end of such 30-Business Day period, it shall constitute an Event of Default under clause (a) of Article VII.
          (ii) Excess Revolving Credit Exposure. In the event that the amount of total Revolving Credit Exposure exceeds the total Commitments, the Borrower shall prepay Loans in such amounts as shall be necessary so that the amount of total Revolving Credit Exposure does not exceed the total Commitments.”
1.4. Amendment to Section 2.11(c) of the Credit Agreement. Section 2.11(c) of the Credit Agreement is hereby amended by adding the following phrase after the phrase “Notwithstanding the foregoing, if any Event of Default has occurred and is continuing,”:
“or if at any time the Covered Debt Amount exceeds the Borrowing Base,”

1.5. Amendment to Section 2.13(b) of the Credit Agreement. Section 2.13(b) of the Credit Agreement is hereby amended by deleting the phrase “capital requirements” in the first sentence thereof and replacing it with “capital or liquidity requirements”, and by adding the phrase “or liquidity position” at the end of the parenthetical therein.
1.6. Amendment to Section 2.15 of the Credit Agreement.
     (a) Section 2.15(e) of the Credit Agreement is hereby amended by amending and restating the paragraph beginning “Without limiting the generally of the foregoing, if the Borrower is resident for tax purposes in the United States,” in its entirety as follows:
“Without limiting the generality of the foregoing, if the Borrower is resident for U.S. federal income tax purposes in the United States, (A) any Lender that is a “United States person” as defined in section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed copies of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable laws or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirement; and (B) each Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent, but, in any event, only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:”
     (b) Section 2.15(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f) Treatment of Certain Refunds. If the Administrative Agent, any Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund or credit (in lieu of such refund) of any Covered Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund or credit (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Covered Taxes or Other Taxes giving rise to such refund or credit), net of all reasonable out-of-pocket expenses of the Administrative Agent, any Lender or an Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit), provided that the Borrower, upon the request of the Administrative Agent, any Lender or an Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, any Lender or an Issuing Bank in the event the Administrative Agent, any Lender or an Issuing Bank is required to repay such refund or credit to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or an Issuing

Bank to make available its tax returns or its books or records (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.”
     (c) Section 2.15 of the Credit Agreement is hereby amended by adding the following new clauses (g) and (h) at the end thereof:
“(g) Conduit Financing Arrangements. Each of the Administrative Agent and each Lender represents that as of the date hereof (or, in the case of an assignee pursuant to Section 9.04(b)(i), as of the date of assignment) it is not participating in a conduit financing arrangement as defined in Section 7701(l) of the Code and the regulations thereunder (regardless of whether such arrangement is pursuant to the use of an SPC as defined in Section 9.04(e)) in connection with its participation in any of the Loan Documents (a “Conduit Financing Arrangement”). Notwithstanding anything to the contrary in this Section 2.15, if the Internal Revenue Service determines that any SPC (as defined in Section 9.04(e)) is a conduit entity participating in a Conduit Financing Arrangement with respect to any Loan Document and the Borrower was not a participant to such arrangement (other than as a Borrower under this Agreement), then (i) the Borrower shall have no obligation to pay additional amounts or indemnify the SPC for any Taxes with respect to any payments hereunder to the extent that the amount of such Taxes exceeds the amount that would have otherwise been withheld or deducted had the Internal Revenue Service not made such a determination and (ii) such SPC shall indemnify the Borrowers in full for any and all taxes for which the Borrower is held directly liable under Section 1461 of the Code by virtue of such Conduit Financing Arrangement; provided that such Borrower (A) promptly forward to the indemnitor an official receipt of such documentation satisfactorily evidencing such payment, (B) contest such tax upon the reasonable request of the indemnitor and at such indemnitor’s cost and (C) pay such indemnitor within thirty (30) days any refund of such taxes (including interest thereon).
(h) FATCA Compliance. If a payment made to a Foreign Lender hereunder would be subject to United States federal withholding Tax imposed by FATCA if such Foreign Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Foreign Lender shall deliver to the Borrower and Administrative Agent documentation that it is required to deliver under applicable law to enable the Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Foreign Lender has complied with such applicable reporting requirements.”
1.7. Amendment to Section 3.12 of the Credit Agreement. Section 3.12 of the Credit Agreement is hereby amended to revise the representations and warranties made as of a date earlier than the Effective Date to be as of the “Amendment No. 1 Effective Date”.
1.8. Amendment to Section 5.13 of the Credit Agreement.
     (a) Section 5.13 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (r) thereof; deleting the “.” at the end of clause (s) thereof and replacing it with “; and”; and adding the following new clause (t) at the end thereof:

“(t) the portion of the Borrowing Base attributable to Eligible Portfolio Investments denominated in Canadian dollars or with respect to which (i) the principal operations of the corresponding Portfolio Company or any assets of such Portfolio Company pledged as collateral for such Portfolio Investment are primarily located in Canada, (ii) the corresponding Portfolio Company is organized under the laws of Canada or any province thereof, or (iii) the corresponding Portfolio Company is domiciled within Canada, shall not exceed 10% of the Borrowing Base and the Borrowing Base shall be reduced to the extent such portion would otherwise exceed 10% of the Borrowing Base.”
     (b) Section 5.13 of the Credit Agreement is hereby amended by deleting the first sentence of the paragraph immediately after new clause (t) of Section 5.13 and replacing it with the following:
“For all purposes of this Section 5.13, (A) all issuers of Eligible Portfolio Investments that are Affiliates of one another shall be treated as a single issuer (unless such issuers are Affiliates of one another solely because they are under the common Control of the same private equity sponsor), and (B) the amount of all Eligible Portfolio Investments denominated in Canadian dollars shall be converted into the Dollar Equivalent thereof prior to any other determinations under this Section 5.13.”
1.9. Amendment to Section 6.01(e) of the Credit Agreement. Section 6.01(e) of the Credit Agreement is hereby amended by deleting the number “$10,000,000”, and replacing it with the number “$20,000,000”.
1.10. Amendment to Section 6.02(i) of the Credit Agreement. Section 6.02(i) of the Credit Agreement is hereby amended by deleting the number “$2,000,000”, and replacing it with the number “$5,000,000”.
1.11. Amendment to Section 6.03 of the Credit Agreement.
     (a) Section 6.03 of the Credit Agreement is hereby amended by deleting the number “ $5,000,000” in clause (g) thereof, and replacing it with the number “$10,000,000”.
     (b) Section 6.03 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (f) thereof; deleting the “.” at the end of clause (g) thereof and replacing it with “; and”; and adding the following new clause (h) at the end thereof:
“(h) any Subsidiary of the Borrower may be liquidated or dissolved, provided that, in connection with such liquidation or dissolution, any and all of the assets of such Subsidiary shall be distributed or otherwise transferred to the Borrower or any wholly owned Subsidiary Guarantor of the Borrower.”
1.12. Amendment to Section 6.04 of the Credit Agreement. Section 6.04 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (g) thereof; deleting the “.” at the end of clause (h) thereof and replacing it with “; and”; and adding the following new clause (i) at the end thereof:
“(i) other Investments in an aggregate amount not to exceed $15,000,000.”

1.13. Amendment to Article VII of the Credit Agreement. Article VII, Sub-section (k) of the Credit Agreement is hereby amended by deleting the number “$5,000,000”, and replacing it with the number “$15,000,000”.
1.14. Amendment to Section 9.02(c) of the Credit Agreement. Section 9.02(c) of the Credit Agreement is hereby amended by deleting the number “$300,000,000”, and replacing it with the number “$350,000,000”.
1.15. Amendment to Schedules to the Credit Agreement. The Schedules to the Credit Agreement are hereby amended by deleting Schedules 3.12(a) and 3.12(b) thereto and replacing them with Schedules 3.12(a) and 3.12(b) attached hereto.
SECTION II AMENDMENT TO GUARANTEE AND SECURITY AGREEMENT
2.1. Amendment to Section 1.01 of the Guarantee and Security Agreement. Section 1.01 of the Guarantee and Security Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order:
““Amendment No. 2 Effective Date” means July 8, 2011.”
2.2. Amendment to Section 2 of the Guarantee and Security Agreement. Sections 2.05, 2.07 and 2.09 of the Guarantee and Security Agreement are hereby amended to revise the representations and warranties made as of a date earlier than the Effective Date to be as of the “Amendment No. 2 Effective Date”.
2.3. Amendment to Annexes to the Guarantee and Security Agreement. The Annexes to the Guarantee and Security Agreement are hereby amended by deleting Annexes 2.05, 2.07, and 2.09 thereto and replacing them with Annexes 2.05, 2.07 and 2.09 attached hereto.
SECTION III MISCELLANEOUS
3.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions are satisfied:
     (a) The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, each Subsidiary Guarantor, the Issuing Bank and each Lender.
     (b) The Administrative Agent and the Issuing Bank shall have received reimbursement for all of their reasonable out-of-pocket costs and expenses in accordance with Section 3.4 hereto.
     (c) The Administrative Agent shall have received, for the account of each Lender, a non-refundable amendment fee in the amount of 0.125% of the Commitment of such Lender as of the Effective Date, which fee shall be distributed by the Administrative Agent to the Lenders promptly after the Effective Date.

3.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:
     (a) This Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor party hereto, and constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor party hereto enforceable in accordance with its terms. The Credit Agreement and the Guarantee and Security Agreement, as amended by the Amendment, constitute legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors enforceable in accordance with their respective terms.
     (b) The representations and warranties set forth in Article 3 of the Credit Agreement, Section 2 of the Guarantee and Security Agreement and the representations and warranties in each other Loan Document, are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct is all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.
     (c) No Default or Event of Default has occurred and is continuing under the Credit Agreement.
3.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
3.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent and the Issuing Bank for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.
3.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
3.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.06, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference.
3.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement, the Guarantee and Security Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Guarantee and Security Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Guarantee and Security Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the Guarantee and Security Agreement specifically referred to herein. After the Effective Date, any reference to the Credit Agreement or the Guarantee and Security Agreement shall mean the Credit Agreement and the Guarantee and Security Agreement, as applicable, as modified hereby. This Amendment shall constitute a Loan Document.
3.8. Consent and Reaffirmation. (a) Each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby, (b) the Borrower and each Subsidiary Guarantor agree that, notwithstanding the effectiveness of this Amendment, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (c) each Subsidiary Guarantor confirms its guarantee of the Secured Obligations (as defined in the Guarantee and Security Agreement and which definition, for clarity, incorporates by reference the Obligations under the Credit Agreement as amended hereby) and the Borrower and each Subsidiary Guarantor confirm their grant of a security interest in their assets as Collateral for the Secured Obligations, all as provided in the Loan Documents, and (d) the Borrower and each Subsidiary Guarantor acknowledge that such guarantee and/or grant continues in full force and effect in respect of, and to secure, the Secured Obligations.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FIFTH STREET FINANCE CORP., as Borrower
By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President

FSFC HOLDINGS, INC., as Subsidiary Guarantor
By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President

FIFTH STREET FUND OF FUNDS LLC, as Subsidiary Guarantor
By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]

ING CAPITAL, LLC, as Administrative Agent, Collateral Agent, Issuing Bank and as a Lender
By:	/s/ Patrick Frisch
	Name:	Patrick Frisch, CFA
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Tim Stephens
	Name:	Tim Stephens
	Title:	Director

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]

KEY EQUIPMENT FINANCE, INC., as a Lender
By:	/s/ Richard S. Andersen
	Name:	Richard S. Andersen
	Title:	Designated Signer

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Harry Comninellis
	Name:	Harry Comninellis
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]

PATRIOT NATIONAL BANK, as a Lender
By:	/s/ Kevin R. Callahan
	Name:	Kevin R. Callahan
	Title:	Vice President
[Signature Page to Amendment No.1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Director

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President
[Signature Page to Amendment No.1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director
[Signature Page to Amendment No.1 to Amended and Restated Credit Agreement and Amendment No. 2 to
Guarantee and Security Agreement]